                 COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS

                 This COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS (the "Agreement"), dated as of March 22, 1995, by and among MICROCOM SYSTEMS, INC., a Delaware corporation ("Guarantor"), and SILICON VALLEY BANK, as agent for the benefit of Silicon Valley Bank and BayBank (together with its successors in this capacity, the "Agent"), SILICON VALLEY BANK, as lender ("SVB"), and BAYBANK, as lender ("BayBank") (SVB and BayBank being referred to, collectively, as the "Lenders"),

                              W I T N E S S E T H:

                 WHEREAS, Microcom, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 22, 1995 (as the same may be amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to Microcom;

                 WHEREAS, in order to induce the Lenders to enter into the Credit Agreement, Guarantor is issuing that certain Guaranty dated as of March 22, 1995 (the "Guaranty") by which it guarantees the prompt and complete payment and performance of all obligations of Microcom to the Agent and the Lenders under the Credit Agreement, the Notes, the Security Agreement and all the other Loan Documents (collectively, the "Guaranteed Obligations"; and

                 WHEREAS, it is the intention of the parties hereto that the Guarantor should secure its prompt and complete payment and performance of its obligations under the Guaranty (collectively, the "Secured Obligations") by granting the Agent, for the ratable benefit of the Lenders, a security interest in and lien on all Guarantor's right, title and interest in and to all property and assets of Guarantor, including, without limitation, certain patents and trademarks;

                 NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used in this Agreement (including the preamble hereto) and not otherwise defined herein shall have the meanings prescribed therefor in the Credit Agreement. The following additional terms, as used herein, shall have the following respective meanings:

                 "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever (including without limitation, any exclusive license, shop right or covenant by Guarantor not to sue third Persons).

                 "Patent and Trademark Office" means the United States Patent and Trademark Office.

                 "Patent License" means all agreements, whether written or oral, providing for the grant by Guarantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

                 "Patents" means all U.S. patents and patent applications (including each patent and patent application described on Schedule I hereto), including without limitation, the inventions and improvements described therein, together with the reissues, divisions, continuations, renewals, extensions, and continuations in part thereof.

                 "Secured Obligations" means all obligations, whether now existing or hereafter arising, of Guarantor with respect to the Guaranteed Obligations, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, (a) all obligations to pay principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Microcom) with respect to any advance to Microcom under the Credit Agreement or the Notes; (b) all obligations with respect to other amounts (including, without limitation, any fees or expenses) payable by Microcom under the Credit Agreement, the Notes or any other Loan Document; (c) all obligations with respect to amounts payable by Microcom in connection with any Letter of Credit, Banker's Acceptance or FX Contract issued, accepted or entered into for the account of the Microcom, including without limitation any drawings or payments thereunder or obligations incurred in connection therewith, including all obligations with respect to reimbursement and fees; and (d) any renewals, refinancings or extensions of any of the foregoing.

                 "Trademark License" means any agreement, whether written or oral, providing for the grant by the Guarantor of any right to use any Trademark, including, without limitation, the agreements described in
         Schedule I hereto.

                 "Trademarks" means all of the following: all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, including, without limitation, those described in Schedule I hereto, and all reissues, extensions or renewals thereof.

         2. Collateral Assignment; Security Interest. As collateral security for the prompt and complete payment and performance of all the Secured Obligations, together with any and all expenses which may be incurred by the Agent or the Lenders in collecting any or all of such Secured Obligations or enforcing any rights, obligations or liabilities under this Agreement,

Guarantor hereby assigns, grants and conveys to the Agent for the ratable benefit of the Lenders a security interest in and lien on all of Guarantor's right, title and interest in, to and under the following, whether now existing or hereafter created and whether now owed or hereafter acquired (collectively, the "Collateral"):

                 (a) all Patents;

                 (b) all Patent Licenses;

                 (c) all proceeds of each Patent and Patent License, including without limitation, all income, royalties, damages and payments now or hereafter due and/or payable with respect to any Patent or Patent License, including damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world (the property specified in clauses (a) through (c) being referred to, collectively, as the "Patent Collateral");

                 (d) all Trademarks;

                 (e) all Trademark Licenses;

                 (f) all of the goodwill of the business of Guarantor connected with the use of, and symbolized by, each Trademark and Trademark licensed;

                 (g) all proceeds of each Trademark and Trademark License, including, without limitation, any claim by Guarantor against third parties for past, present or future infringement or dilution of any Trademark, including, without limitation, the Trademarks referred to in
         Schedule I hereto, and any Trademark licensed under any Trademark License, or for injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License (the property specified in clauses (d) through (g) being referred to, collectively, as the "Trademark Collateral");

                 (h) to the extent assignable pursuant to their terms (with any required consent), all licenses or user or other agreements granted to Guarantor with respect to any of the Patent Collateral, Trademark Collateral or Trade Secrets (collectively, the "Licensed Rights");

                 (i) inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of Guarantor (" Trade Secrets");

                 (j) information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, catalogs, computer and automatic machinery software and programs and the like pertaining to the business of Guarantor;

                 (k) field repair data, sales data, and other information relating to sales or service of products now or hereafter manufactured;

                 (l) accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data;

                 (m) causes of action, claims and warranties now or hereafter owned or acquired by Guarantor in respect of any of the items listed above; and

                 (n) all proceeds of any of the Collateral described in clauses
         (a) through (n).

         3. Representations and Warranties. As an inducement to the Agent and the Lenders to enter into this Agreement and the other Loan Documents, Guarantor makes the following representations and warranties:

                 (a) Schedule I sets forth a complete and correct list of all Patents, Patent Licenses, Trademarks and Trademark Licenses in which Guarantor has any right, title or interest.

                 (b) Except as may be disclosed in Schedule I, Guarantor is the sole beneficial owner of the Patents and the registered Trademarks, and is duly licensed to use the Licensed Rights, and no Lien exists or will exist upon any Collateral at any time except for the security interest in favor of the Agent for the benefit of the Lenders provided for herein, which security interest constitutes a first-priority perfected security interest in all of the Collateral.

                 (c) Except pursuant to Patent Licenses and Trademark Licenses entered into by Guarantor in the ordinary course of business, which are listed in Schedule I hereto, Guarantor owns and possesses the right to use, and has done nothing to expressly authorize or enable any other Person to use, the Patents and Trademarks listed on Schedule I, and all registrations listed on Schedule I are valid and in full force and effect.

                 (d) Except as otherwise disclosed in Schedule A to the Credit Agreement, (i) to the best of Guarantor's knowledge, there is no violation by others of any right of Guarantor with respect to any Patent or Trademark listed on Schedule I hereto, (ii) to the best of Guarantor's knowledge, Guarantor is not infringing in any respect upon any Patent or Trademark of any other Person, and (iii) no proceedings have been instituted or are pending against Guarantor, or to Guarantor's knowledge, threatened, alleging any such violation.

         4. Defense of Collateral, Etc. Guarantor agrees that it will at its expense forever warrant and, at the Agent's request, defend the Collateral from any and all claims and demands of any other Person; provided, however, nothing herein shall prevent the Board of Directors of Guarantor in the exercise of its reasonable business judgment from determining that it is in the best interest of Guarantor to abandon any item of Collateral or to refrain from defending any item of Collateral against such claims or demands (the foregoing prerogative of the Board of Directors of Guarantor being sometimes referred to herein as the "Business Judgment Exception"). Guarantor hereby agrees to pay, indemnify, and hold the Agent and the Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses of disbursements or any kind or nature whatsoever with respect to the Collateral, including, without limitation, claims of patent or trademark infringement, provided that Guarantor shall have no obligation hereunder with respect to such indemnification arising from the Agent's or either Lender's gross negligence or willful misconduct.

         5. Continued Use of Patents and Trademarks, Etc. (a) During the term of this Agreement, Guarantor shall employ consistent standards of quality in its manufacture of products sold or services provided under the Trademarks (and shall do any and all acts required by the Agent to ensure Guarantor's compliance with such standards), and shall employ the appropriate notice of any such registered Trademarks in connection with its use of such Trademarks. Guarantor hereby grants to the Agent and the Lenders and their employees and agents the right to visit Guarantor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times and at reasonable intervals during regular business hours.

                 (b) Subject to the Business Judgment Exception, Guarantor agrees to use its best ability to maintain the grant of the Patents and the registration of the Trademarks listed on Schedule I hereto in full force and effect by taking any action which it believes necessary, through attorneys of its choice, all at its expense. In the event that any Patent or Trademark is infringed by a third party, so as to have a Material Adverse Effect, or if such infringement gives rise to litigation or to the filing of a claim with the Patent and Trademark Office, Guarantor shall promptly notify the Agent and the Lenders and shall take such actions as may be reasonably required to terminate such infringement. Any damages recovered from the infringing party shall be deemed to be part of the Collateral.

         6. No Assignments, Etc. Guarantor shall not, except as otherwise permitted by the Credit Agreement, (a) grant, create, suffer to be created or permit to exist any Lien upon the Collateral in favor of any other Person, or
(b) assign this Agreement or any rights in the Collateral or the material protected thereby without, in either case, the prior written approval of the Agent and the Lenders and such attempted Lien or assignment shall be void ab initio.

         7. Continuing Liability. Guarantor hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each license, interest and obligation assigned to the Agent for the benefit of the Lenders hereunder to observe and perform all the conditions and obligations to be observed and performed by Guarantor thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Agent and the Lenders shall not have any obligation or liability under any such license, interest or obligation by reason of or arising out of this Agreement or the assignment thereof to the Agent or the receipt by the Agent or the Lenders of any payment relating to any such license, interest or obligation pursuant hereto, nor shall the Agent or the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of Guarantor thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such license, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         8. New Patents and Trademarks. If, before the Secured Obligations shall have been satisfied in full and the Line of Credit Commitments terminated, Guarantor shall (a) obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent listed on Schedule I or any improvement on any such Patent, or (b) obtain rights to any new Trademarks, Guarantor shall give to the Agent and the Lenders prompt notice thereof in writing hereof, and shall execute and deliver, and file with the Patent and Trademark Office, a modification of this Agreement amending
Schedule I hereto to include such new Patent or Trademark thereon. Notwithstanding the foregoing, Guarantor hereby irrevocably appoints the Agent its true and lawful attorney (such appointment being coupled with an interest), with full power of substitution, to execute an amendment of this Agreement on behalf of Guarantor amending Schedule I hereto to include such new Patent or Trademark.

         9. Guarantor's Retention of Rights. Unless and until an Event of Default under the Credit Agreement shall occur and be continuing, but subject to the terms and conditions of this Agreement, Guarantor shall retain its right, title and interest, whether legal or equitable, respecting the Collateral and shall have the right to use the Collateral in the ordinary course of its business. Guarantor agrees not to sell, assign or license its interest in the Collateral outside the normal course of business without the prior written consent of the Agent and the Lenders.

         10. Remedies. (a) If an Event of Default under the Credit Agreement has occurred and is continuing the Agent shall, if so directed by the Lenders, exercise, in addition to all other rights and remedies granted to it in this Agreement and any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Guarantor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except to such extent as notice may be required by applicable law with respect to the time or place of any public or private sale) to or upon Guarantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and any Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Guarantor, which right or equity is hereby expressly waived and released. To the extent permitted by applicable law, Guarantor waives all claims, damages and demands against the Agent or the Lenders arising out of the repossession, retention or sale of the Collateral.

         (b) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                 (i) the Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks (together with attendant goodwill) included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine, the proceeds of such license or sublicense to be applied to the payment of the Secured Obligation;

                 (ii) the Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Guarantor in, to and under any Trademark Licenses or Patent Licenses and take or refrain from taking any action under any thereof, and Guarantor hereby releases the Agent and the Lenders from, and agrees to hold the Agent and the Lenders free and harmless from and against, any claims arising out of any lawful action so taken or omitted to be taken with respect thereto other than any claims arising by reason of its own gross negligence or wilful misconduct; and

                 (iii) upon request by the Agent, Guarantor will execute and deliver to the Agent a power of attorney, in form and substance satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, a grant of option, sale or other disposition of a Trademark or a Patent. In the event of any disposition pursuant to this Section, Guarantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing, or services sold utilizing, Trademarks, and its customer lists and other records relating to such Trademarks and to the distribution of said products and sale of such services, to the Agent.

         11. Grant of License to Use Intangibles. For the purpose of enabling the Agent to exercise rights and remedies under Section 10 hereof at such time as the Agent, without regard to this Section 11, shall be lawfully entitled to exercise such rights and remedies and for no other purpose, Guarantor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Guarantor) to use, assign, license or sublicense any of the Collateral, whether now owned or hereafter acquired by Guarantor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

         12. Power of Attorney. Guarantor hereby irrevocably appoints the Agent its true and lawful attorney (such appointment coupled with an interest), with full power of substitution, in the name of Guarantor, the Agent, or otherwise, for the sole use and benefit of the Agent, but at Guarantor's expense, to exercise (to the extent permitted by law), at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                 (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof;

                 (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                 (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof; and

                 (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

         13. Notices. All notices under this Agreement shall be in writing, and shall be given and shall be effective in accordance with the Credit Agreement.

         14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. No Waiver; Cumulative Remedies. The Agent and the Lenders shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and the Lenders, and then only to the extent therein set forth. A waiver by the Agent and the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or the Lenders would otherwise have had on any other occasion. No failure to exercise nor any delay in exercising on the part of the Agent or the Lenders any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

         16. Waivers; Amendments. None of the terms and provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

         17. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

         18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, and nothing herein or in the Credit Agreement or any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Credit Agreement or any other Loan Document.

         19. Termination and Reassignment. The Agent and the Lenders agree that upon the payment in full and satisfaction of all the Secured Obligations following the termination of the Line of Credit Commitments, the security interests created by this Agreement shall be released, and the Agent and the Lenders will execute all such documents as may be reasonably requested by Guarantor to release such security interests (without representation or warranty).

         20. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS (EXCEPTING LAWS REGARDING CHOICE OF LAW) OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                                   MICROCOM SYSTEMS, INC.

                                                   By:__________________________
                                                   Name:
                                                   Title:

                                              SILICON VALLEY EAST
                                                a Division of Silicon Valley
                                                Bank, as the Agent and a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:

                                              SILICON VALLEY BANK, as the Agent
                                                 and a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:
                                              Executed in Santa Clara, CA

                                              BAYBANK, as a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:

                                   Schedule I

Patents
- -------







Patent Applications
- -------------------






Patent Licenses
- ---------------

Trademarks
- ----------
                                              Name of Inventor/
U.S. Patent No.           Date         Title of Invention
- ---------------           ----         ------------------







Trademark Applications
- ----------------------

Application No.  Filing Date
- ---------------  -----------







Trademark Licenses
- ------------------

Registration No.          Mark              Date
- ----------------          ----              ----